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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K
                                 ______________


                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2005




                                 MM2 GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         New Jersey                 000-50292                 13-2614100
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


          750 Route 34, Matawan, New Jersey                      07747
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      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (732) 441-7700



The former name of the registrant was Wien Group, Inc. The former address of the registrant was 525 Washington Blvd., Jersey City, New Jersey, 07310.



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On October 19, 2005, Wien Group, Inc. ("Wien", "(Wien (NJ)" or the "Company") completed its previously disclosed acquisition (the "Acquisition") of all of the outstanding shares of MM2 Group, Inc., a New Jersey corporation ("OldMM2"). The Acquisition was effected pursuant to the terms of the Acquisition Agreement dated July 8, 2005 (the "Acquisition Agreement") between the Company, Stephen Wien, OldMM2 and the stockholders of OldMM2 as of the date of the Acquisition Agreement. Prior to the closing of the Acquisition, the Company, Stephen Wien, OldMM2 and the stockholders of OldMM2 amended certain terms and conditions of the Acquisition Agreement. The primary changes were (i) allowing fractional shares of Wien to be issued in connection with the Acquisition, (ii) amending section 5.11 to correctly state the authorized capital stock of Wien (NJ) and its predecessor, Wien Group, Inc., a New York corporation ("Wien (NY)") and (iii) amending section 9.07(g) to specify the authorized stock of Wien (NJ) following the reincorporation.

Description of Business
-----------------------

         The Company had nominal operations immediately before the Acquisition and will have nominal operations after the Acquisition. OldMM2 was a corporation formed on December 8, 2004. Other than the Acquisition, no significant business activity has been conducted by OldMM2 from the date of its creation to the date of the consummation of the Acquisition. The primary activity of OldMM2 involved seeking merger or acquisition candidates with whom it could either merge or acquire.

Management's Discussion and Analysis of Financial Condition and Plan of
-----------------------------------------------------------------------
Operations
----------

         You should read the following discussion in conjunction with the audited financial statements and related notes of MM2 Group, Inc. included elsewhere in this document and the Wien Group, Inc.'s Form 10-KSB previously filed with the SEC. The Company's fiscal year currently ends on June 30, and each of the Company's fiscal quarters ends on the final day of a calendar quarter (each September 30, December 31, and March 31). The following discussion contains forward-looking statements. Please see "Cautionary Statement Regarding Forward-Looking Statements" for a discussion of uncertainties, risks and assumptions associated with these statements.

OVERVIEW

         On July 8, 2005, the Company entered into an Acquisition Agreement with OldMM2, Stephen Wien, and all of the shareholders of OldMM2. In accordance with the Acquisition Agreement, immediately prior to the Closing Date, Wien (NY) reincorporated in the state of New Jersey pursuant to the Plan and Agreement of Merger. Such Plan and Agreement of Merger provides (i) that Wien (NY) will merge with and into Wien (NJ) with Wien (NJ) being the surviving entity, (ii) Wien
(NJ)'s charter shall provide for the authorization of Class A Common Stock (the "Wien (NJ) Class A Common"), Class B Common Stock ("Wien (NJ) Class B Common"), and Preferred Stock ("Wien (NJ) Preferred"), (iii) that each holder of the Company's Common Stock will receive one share of Wien (NJ) Class A Common in exchange for each share of such holder's Common Stock, and (iv) Wien (NJ)'s name shall be changed to MM2 Group, Inc., and MM2 Group, Inc.'s name shall be changed to MM Squared, Inc.

         On the Closing Date (as defined in the Acquisition Agreement), Wien
(NJ) acquired all of the outstanding capital stock of OldMM2 in exchange for Wien (NJ)'s issuance to the shareholders of OldMM2 of 115,933,333 shares of Wien
(NJ) Class A Common and 10,000,000 shares of Wien (NJ) Class B Common. Each share of Wien (NJ) Class B Common entitles the holder thereof to voting rights equal to 100 shares of Wien (NJ) Class A Common. In addition, a holder of Class B Common Stock has the right to convert each share of Class B Common Stock into the number of shares of Class A Common Stock determined by dividing the number of shares of Class B Common Stock being converted by 50% of the lowest price that the Company had ever issued its Class A Common Stock. Holders of Class B Common Stock are further entitled to receive dividends in the same proportion as the Class B Common Stock conversion and voting rights have to Class A Common Stock Upon liquidation, dissolution, or winding-up of the Company, holders of Class B Common Stock will be entitled to receive distributions.

         At the closing of the Acquisition Agreement (the "Closing"), Wien (NJ) assumed the contracts and obligations of OldMM2 under the financing arrangements between OldMM2 and Cornell Capital Partners, LP, including, without limitation, the warrants, secured convertible debentures, and security agreement related thereto. As part of the transaction, OldMM2 entered into a consulting agreement with Stephen Wien whereby Stephen Wien will provide consulting services to OldMM2 for a two-year period from the date of the Closing in consideration for a payment of $200,000 to be made at the Closing. Further, upon the Closing, all of the directors and officers of Wien (NJ) resigned their positions and Jerome Mahoney and Mark Meller were appointed to serve as the sole Directors of Wien
(NJ), to serve until the next annual meeting of shareholders or until their respective successors are elected and qualified.

         As required under the Acquisition Agreement, on or prior to the Closing Date, OldMM2 had at least $900,000 cash on its balance sheet and an equity line of credit facility for not less than $10,000,000 in the aggregate in accordance with the financing documents executed by OldMM2 and third parties in April 2005. Within five (5) business days of the effective date (as determined by the Commission) of Wien (NJ)'s Form SB-2 Registration Statement, Wien (NJ) will use its commercially reasonable efforts to have an additional $1,100,000 cash on its balance sheet.

         On July 8, 2005, the Board of Directors of Wien and, on August 22, 2005, the stockholders of Wien, each approved the resolution to the change of Wien's state of incorporation from the State of New York to the State of New Jersey pursuant to a Plan and Agreement of Merger which provides that (i) Wien shall merge with and into its wholly owned subsidiary, Wien (NJ), a New Jersey corporation, (ii) Wien (NJ)'s certificate of incorporation shall provide for Class A Common Stock, Class B Common Stock, and Preferred Stock, (iii) each outstanding share of Common Stock of the Company shall be converted into a share of Class A Common Stock of Wien (NJ), and (iv) Wien (NJ)'s name shall be changed to MM2 Group, Inc.

         Prior to October xx, 2005, the Company's previous financial results and operations were reflected in the financial statements and accounting records of Wien. These financial statements do not necessarily reflect the financial position, results of operations and cash flows of the Company had it been merged with OldMM2 during those periods.

         The Company was incorporated under the laws of New Jersey on July 7, 2005 and OldMM2 was incorporated under the laws of New Jersey on December 8, 2004. The acquisition of OldMM2 by the Company was effectuated on October 19, 2005.

         The acquisition will be accounted for as a reverse merger under the purchase method of accounting. Accordingly, MM2 Group, Inc. will be teated as the continuing entity for accounting purposes.

         OldMM2 had no significant business activity during the fiscal year ended June 30, 2005. As a result, only a small amount of income was realized by OldMM2 in the fiscal year ended June 30, 2005.

THE PLAN OF OPERATION

         The primary acitivity of the Company, following the reverse merger with OldMM2, will involve seeking merger or acquisition candidates with whom it can either merge or acquire. Neither the Company nor OldMM2 has any understanding, agreement or arrangement with respect to the acquisition or merger of the Company. The Company does not intend to limit potential acquisition candidates to any particular field or industry, but does retain the right to limit acquisition or merger candidates, if it so chooses, to a particular field or industry. The Company's plans are in the conceptual stage only.

         The Company has a limited operating history on which to base an evaluation of its business and prospects. Its prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets. The Company will encounter various risks in implementing and executing its business strategy. The Company can provide no assurance that it will be successful in addressing such risks, and the failure to do so could have a material adverse effect on its business.

         The Company does not presently intend to make any loans to any prospective merger or acquistion candidate, or to any unaffiliated third parties.

         The officers and directors of the Company are currently involved in other activities and will devote only a portion of their time to the specific business affairs of the Company until such time as a merger or acquisition candidate has been determined. At such time, they expect to spend the necessary time and effort to investigate and finalize any merger or acquisition.

         The Company intends to structure a merger or acquisition in such manner as to minimize federal and state tax consequences to the Company and the target company.

         The Company will seek to merge with or acquire private operating company(ies) which management believes has good business fundamentals and significant growth potential.

         We do not expect to purchase any significant equipment for the foreseeable future, unless we are successful in completing a merger or acquisition with an operating company.

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
         We do not expect any significant changes in the numbers of employees in the next twelve months, unless we are successful in completing a merger or acquisition with an operating company.

         We do not plan to provide any services or plan to generate any revenues for the foreseeable future. Our management team will, however, continue to receive compensation in accordance with their employment agreements while they continue to investigate potential merger and acquisition candidates. We intend to limit our operations initially to seeking merger and acquisition candidates.

LIQUIDITY AND CAPITAL RESOURCES

         To date, the Company has incurred losses, and will require financing for working capital to meet its operating obligations. We anticipate that we will require financing on an ongoing basis for the foreseeable future.

         In order to provide the necessary working capital, in April 2005, OldMM2 entered into a securities purchase agreement with Cornell Capital Partners, LP ("Cornell"). Pursuant to the Acquisition Agreement, the Company assumed all of OldMM2's contracts and obligations under such purchase agreement. Pursuant to such purchase agreement, Cornell shall purchase a minimum of $2,500,000 of 5% secured convertible debentures ($1,250,000 of which have already been purchased), which shall be convertible into shares of the Company's Class A common stock. Interest on the outstanding principal balance of the secured convertible debentures accrues at the annual rate of 5%. A payment schedule for interest is yet to be determined. Principal payments are due and payable monthly, in arrears, commencing on the earlier of i) the date a registration statement is declared effective by the United States Securities and Exchange Commission or ii) 4 months from the date of the agreement. The Company has the option to redeem a portion or all of the outstanding debentures at 120% of the amount redeemed plus accrued interest. The holder shall be entitled to convert up to 15% of the secured convertible debentures into the Company's Class A Common Stock at a price equal to twenty percent (20%) of the weighted average price of the Class A Common Stock for the first five trading days after the Company Stock becomes listed on the OTC Bulletin Board. The holder shall be entitled to convert the balance of the debenture at a price equal to the lowest closing bid price of the Class A Common Stock for the five (5) trading days immediately preceding the conversion date.

         Additionally, the Company had entered into a Standby Equity Distribution Agreement with Cornell for up to $10 million, pursuant to which the Company could, at its discretion, periodically sell shares of Class A Common Stock to raise capital to fund working capital needs. These two financing transactions shall require the Company to register its common stock under
Section 12 (g) of the U.S. Securities Exchange Act of 1934 and subsequently register for resale a number of shares to facilitate these financing transactions. On April 7, 2005, OldMM2 issued $1,250,000 of secured convertible debentures pursuant to the securities purchase agreement.

         However, Cornell is under no obligation to purchase any shares of Class A Common Stock under the securities purchase agreement unless the shares to be purchased by Cornell have been registered for resale under the Securities Act of 1933, as amended. If the Company cannot satisfy the requirements for Cornell to purchase the Class A Common Stock under the terms of the security purchase agreement, the Company will not be able to obtain sufficient capital resources to operate our business, and we have no current plans to obtain alternative financing. We cannot assure you that we will be able to access any financing in sufficient amounts or at all when needed. Our inability to obtain sufficient financing would have an immediate material adverse effect on our financial condition and our business. Management believes that its going-forward expenses for the twelve months will be approximately $535,000, which includes salaries for officers, employees and professionals and assuming the Company has no revenues in such period, the Company expects to incur liabilities of approximately $535,000. Management has no current plan to hire additional employees, perform additional research and development or purchase additional equipment or services. Management believes that the deficiency between the Company's expenses and net revenues will be more than covered by the cash available from the proceeds of the securities purchase agreement. If there are additional deficiencies that are in excess of the proceeds of the securities purchase agreement, and the Company is unable to obtain funds from the sale of our Class A Common Stock to Cornell, management believes that the Company can limit its operations, defer payments to management and maintain its business at nominal levels until it can identify alternative sources of capital.

         In April 2005, OldMM2 entered into a Placement Agent Agreement with Monitor Capital Inc. to act as its exclusive placement agent in connection with the Standby Equity Distribution Agreement. The Placement Agent services shall consist of reviewing the terms of the Standby Equity Distribution Agreement and advising the Company with respect to those terms. Upon the execution of this Agreement, the Company shall issue to the Placement Agent or its designee shares of the Company's Class A Common Stock in an amount equal to Ten Thousand U.S. Dollars (USD $10,000) divided by the closing Bid Price of the Company's Common Stock, as quoted by Bloomberg, LP.

         OldMM2 has entered into two employment agreements, one with Jerome Mahoney, its non-executive Chairman of the Board, and the other with Mark Meller, its President and Board Member, each dated as of December 15, 2004. Each of the employment agreements is for a term through December 31, 2011 and provides for annual compensation of $200,000 with an annual increase of 10%. In addition, each executive shall be entitled to company sponsored fringe benefits and annual bonuses in accordance with OldMM2 policies and plans in effect for Executive officers of OldMM2. The executives shall also be granted stock options under OldMM2s stock option plan as adopted by the Board of Directors and the shareholders of the Company. The executives will each receive a $750,000 bonus for the successful completion of the registration of the Company's stock on Form S-1, SB-2 and any other such form of registration statement is declared effective by the Securities and Exchange Commission. This bonus shall be paid in a lump sum on the date of the registration statement in declared effective, or alternately, at the discretion of the Company and with the agreement of the Executive, in shares of the Company's Class B Common Stock.

         On June 1, 2005, OldMM2 entered into a sub-lease of an office at 750 Highway 34, Matawan, NJ with iVoice, Inc. The rent is on a month-to-month basis for $350 per month, and may be increased from time to time to pass on increases in rent and utilities paid by iVoice, Inc.

OFF BALANCE SHEET ARRANGEMENTS

         To date, the Company has no Off Balance Sheet Arrangements.

FORWARD LOOKING STATEMENTS - CAUTIONARY FACTORS

         Certain statements in this report on Form 8-K contain "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. These statements are typically identified by their inclusion of phrases such as "the Company anticipates", or "the Company believes", or other phrases of similar meaning. These forward-looking statements involve risks and uncertainties and other factors that may cause the actual results, performance or achievements to differ from any future results, performance or achievements expressed or implied by such forward-looking statements. Except for the historical information and statements contained in this Report, the matters and items set forth in this Report are forward looking statements that involve uncertainties and risks some of which are discussed at appropriate points in the Report and are also summarized as follows:

RISKS RELATED TO OUR BUSINESS

THE COMPANY WILL FACE MANY OF THE DIFFICULTIES THAT COMPANIES IN THE EARLY STAGE MAY FACE.

         As a result of the Company's limited operating history, it may be difficult for you to assess management's ability to identify merger or acquisition candidates and our growth and earnings potential. Therefore, we may face many of the difficulties that companies in the early stages of their development in new and evolving markets often face as they are described below. We may continue to face these difficulties in the future, some of which may be beyond our control. If we are unable to successfully address these problems, our future growth and earnings will be negatively affected.

OUR HISTORICAL INFORMATION HAS LIMITED RELEVANCE TO OUR FUTURE RESULTS OF OPERATIONS.

         The historical financial information we have included in this report does not reflect what our results of operations, financial position and cash flows will be in the future. This is because Wien operated in the past with different goals and objectives from the objectives of the new management team.

OLDMM2 HAS RECEIVED A GOING CONCERN OPINION FROM ITS INDEPENDENT AUDITORS THAT DESCRIBES THE UNCERTAINTY REGARDING ITS ABILITY TO CONTINUE AS A GOING CONCERN.

         OldMM2 has received a report from its independent auditors for the fiscal years ended June 30, 2005 and June 30, 2004 containing an explanatory paragraph that describes the uncertainty regarding the Company's ability to continue as a going concern the Company because had a net loss, a negative cash flow from operations as well as negative working capital. These matters raise substantial doubt about the Company's ability to continue as a going concern. Therefore, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn, is dependent upon the Company's ability to raise capital and/or generate positive cash flow from operations.

         Our financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We have not made any adjustments to our financial statements as a result of the going concern qualification to the report of our independent registered public accounting firm. If we become unable to continue as a going concern, we may have to liquidate our assets, which means that we are likely to receive significantly less for those assets than the values at which such assets are carried on our consolidated financial statements. Any shortfall in the proceeds from the liquidation of our assets would directly reduce the amounts, if any, that holders of our common stock could receive in liquidation.

         There can be no assurance that management's plans will be successful, and other unforeseeable actions may become necessary. Any inability to raise capital may require us to reduce the level of our operations. Such actions would have a material adverse effect on us, our business and operations and result in charges that would be material to our business and results of operations.

THE COMPANY'S FUTURE REVENUE AND OPERATING RESULTS ARE UNPREDICTABLE AND MAY FLUCTUATE, WHICH COULD CAUSE THE COMPANY'S STOCK PRICE TO DECLINE.

         Our short operating history and the rapidly changing nature of the market in which we compete make it difficult to accurately forecast our revenues and operating results. Our operating results are unpredictable and we expect them to fluctuate in the future due to a number of factors. These factors may include, among others:

         o the success of identifying and completing mergers and acquisitions, particularly in light of our limited history;

         o the introduction of competitive products by different or new competitors;

         o  reduced demand for any given product;

         o  difficulty in keeping current with changing technologies;

         o unexpected delays in introducing new products, new product features and services;

         o increased or uneven expenses, whether related to sales and marketing, product development or administration;

         o deferral of recognition of our revenue in accordance with applicable accounting principles due to the time required to complete projects;

         o seasonality in the end-of-period buying patterns of foreign and domestic software markets;

         o  the market's transition between operating systems; and

         o  costs related to possible acquisitions of technology or businesses.

         Due to these factors, forecasts may not be achieved, either because expected revenues do not occur or because they occur at lower prices or on terms that are less favorable to us. In addition, these factors increase the chances that our results could diverge from the expectations of investors and analysts. If so, the market price of our stock would likely decline.

THE COMPANY MAY IN THE FUTURE SELL ADDITIONAL UNREGISTERED CONVERTIBLE SECURITIES, POSSIBLY WITHOUT LIMITATIONS ON THE NUMBER OF SHARES OF COMMON STOCK THE SECURITIES ARE CONVERTIBLE INTO, WHICH COULD DILUTE THE VALUE OF THE HOLDINGS OF CURRENT STOCKHOLDERS AND HAVE OTHER DETRIMENTAL EFFECTS ON YOUR HOLDINGS.

         We have relied on the private placement of secured promissory notes to obtain working capital and may continue to do so in the future. As of this date, however, we have outstanding convertible obligations. The $1,250,000 of 5% convertible debentures owing to Cornell Capital provides that principal and interest due on the note can be converted into shares of the Company's Class A Common Stock. The holder shall be entitled to convert up to 15% of the secured convertible debentures into the Company's Class A Common Stock at a price equal to twenty percent (20%) of the weighted average price of the Class A Common Stock for the first five trading days after the Company Stock becomes listed on the OTC Bulletin Board. The holder shall be entitled to convert the balance of the debenture at a price equal to the lowest closing bid price of the Class A Common Stock for the five (5) trading days immediately preceding the conversion date. There is no limit upon the number of shares that we may be required to issue upon conversion of any of these obligations. In the event of our voluntary or involuntary liquidation while the secured convertible debentures are outstanding, the holders of those securities will be entitled to a preference in distribution of our property.

         In order to obtain working capital in the future, we intend to issue additional equity securities and convertible obligations.

         In the event that the price of our Class A Common Stock decreases, and our convertible obligations (or any other convertible obligations we may issue) are converted into shares of our Class A Common Stock,

         o the percentage of shares outstanding that will be held by these holders upon conversion will increase accordingly,

         o such increased share issuance, in addition to a stock overhang of an indeterminable amount, may depress the price of our Class A Common Stock, and

         o the sale of a substantial amount of convertible debentures to relatively few holders could effectuate a possible change in control of the Company.

         In addition, if the market price declines significantly, we could be required to issue a number of shares of Class A Common Stock sufficient to result in our current stockholders not having an effective vote in the election of directors and other corporate matters. In the event of a change in control of the Company, it is possible that the new majority stockholders may take actions that may not be consistent with the objectives or desires of our current stockholders.

         Our existing convertible obligations are convertible based upon a formula that varies with the market price of our common stock. As a result, if the market price of our Class A Common Stock increases after the issuance of our convertible obligations, it is possible, that, upon conversion of our convertible obligations, we will issue shares of Class A Common Stock at a price that is far less than the then-current market price of our Class A Common Stock.

         If the market price of our Class A Common Stock decreases after our issuance of any convertible obligations, upon conversion, we will have to issue an increased number of shares to the holders of our convertible obligations. Any sale of convertible obligations may result in a very large conversion at one time. If we do not have a sufficient number of shares to cover the conversion, we may have a risk of a civil lawsuit.

IF THE COMPANY LOSES THE SERVICES OF ANY KEY PERSONNEL, INCLUDING OUR CHIEF EXECUTIVE OFFICER OR OUR DIRECTORS, OUR BUSINESS MAY SUFFER.

         We are dependent on our key officers and directors, including Jerome R. Mahoney and Mark Meller, our Chairman of the Board and our President, Chief Executive Officer and Chief Financial Officer, respectively. The loss of any of our key personnel could materially harm our business because of the cost and time necessary to retain and train a replacement.

OUR FUTURE BUSINESS ACQUISITIONS MAY BE UNPREDICTABLE AND MAY CAUSE OUR BUSINESS TO SUFFER.

         The Company will seek to expand its operations through the acquisition of additional businesses. The Company may not be able to identify, successfully integrate or profitably manage any such businesses or operations. The proposed expansion may involve a number of special risks, including possible adverse effects on the Company's operating results, diversion of management attention, inability to retain key personnel, risks associated with unanticipated events and the financial statement effect of potential impairment of acquired intangible assets, any of which could have a materially adverse effect on the Company's financial condition and results of operations. In addition, if competition for acquisition candidates or assumed operations were to increase, the cost of acquiring businesses or assuming customers' operations could increase materially. The inability of the Company to implement and manage its expansion strategy successfully may have a material adverse effect on the business and future prospects of the Company. Furthermore, through the acquisition of additional businesses, the Company may effect a business acquisition with a target business which may be financially unstable, under-managed, or in its early stages of development or growth. While the Company may, under certain circumstances, seek to effect business acquisitions with more than one target business, as a result of its limited resources, the Company, in all likelihood, will have the ability to effect only a single business acquisition at one time. Currently, the Company has no plans, proposals or arrangements, either orally or in writing, regarding any proposed acquisitions.

MEMBERS OF THE COMPANY'S BOARD OF DIRECTORS AND MANAGEMENT MAY HAVE CONFLICTS OF INTEREST; THE COMPANY DOES NOT HAVE ANY FORMAL PROCEDURE FOR RESOLVING CONFLICTS IN THE FUTURE.

         After the reverse merger with OldMM2, Mr. Mahoney, a member of the board of directors, and Mr. Meller, President and Chief Executive Officer, will each own 47% of the outstanding shares of the Company Class A Common shares and each has the right to convert 5,000,000 shares of Class B Common Stock which are convertible into the number of shares of Class A Common Stock determined by dividing the number of shares of Class B Common Stock being converted by a 50% of the lowest price that the Company had ever issued its Class A Common Stock. In addition, Mr. Mahoney and Mr. Meller have the right to convert the amount of all accrued and unpaid deferred compensation into shares of Class A Common and/or Class B Common Stock for each dollar of accrued and unpaid deferred compensation. There is no limitation on the number of shares of Class A Common Stock we may be required to issue to Mr. Mahoney and Mr. Meller upon the conversion of this indebtedness. In addition, we anticipate that Mr. Mahoney and Mr. Meller, the non-executive Chairman of the Board and President and Chief Executive Officer of the Company, respectively, will also continue to serve in their current management positions of other companies. Mr. Mahoney is Chairman and Chief Executive Officer of iVoice, Inc. . ("iVoice"). He is also the Non-Executive Chairman of Trey Resources, Inc. ("Trey"), SpeechSwitch, Inc. ("SpeechSwitch"), Deep Field Technologies, Inc. ("Deep Field"), and iVoice Technologies, Inc. (iVoice Tech"). Mr. Meller is Chief Executive Officer of Trey, Deep Field, and iVoice Tech. These relationships could create, or appear to create, potential conflicts of interest when the Company's directors and management are faced with decisions that could have different implications for the Company , iVoice, Trey, SpeechSwitch, Deep Field, and iVoice Tech. For example, Mr. Mahoney and/or Mr. Meller may experience conflicts of interest with respect to the allocation of his time, services and functions among iVoice, the Company and any other projects. Other examples could include potential business acquisitions that would be suitable for either the Company, iVoice, Trey, SpeechSwitch, Deep Field, or iVoice Tech, or activities undertaken by iVoice, Trey, SpeechSwitch, Deep Field or iVoice Tech in the future that could be in direct competition with the Company. Also, the appearance of conflicts, even if such conflicts do not materialize, might adversely affect the public's perception of the Company. Furthermore, the Company does not have any formal procedure for resolving such conflicts of interest should they arise.

THE COMPANY'S STOCKHOLDERS MAY EXPERIENCE SIGNIFICANT DILUTION IF FUTURE EQUITY OFFERINGS ARE USED TO FUND OPERATIONS OR ACQUIRE BUSINESSES.

         In April 2005, OldMM2 entered into a Security Purchase Agreement with Cornell Capital Partners to purchase $2.5 million of convertible debentures from the Company. If working capital or future acquisitions are financed through the issuance of equity securities, the Company stockholders would experience significant dilution. In addition, the conversion of outstanding debt obligations into equity securities would have a dilutive effect on the Company shareholders. Further, securities issued in connection with future financing activities or potential acquisitions may have rights and preferences senior to the rights and preferences of the Company's Class A Common Stock.

         Cornell Capital Partners is under no obligation to purchase shares of Class A Common Stock unless certain conditions are satisfied by the Company, including having the resale registration statement relating to such Class A Common Stock declared effective. If the Company cannot satisfy the requirements for Cornell Capital Partners to purchase the Class A Common Stock, we will not have sufficient capital resources to conduct our business on a long-term basis, which would have a material adverse effect on us and our financial condition. Management believes that its going-forward expenses over the next 12 months will be approximately $535,000 and, assuming that the Company has no revenues, the Company expects to have aggregate liabilities of approximately $535,000, which includes salaries for officers, employees and professionals over the next 12 months. Management has no current plan to hire additional employees, perform additional research and development or purchase additional equipment or services. Management believes that the deficiency between the Company's expenses and net revenues will be more than covered by the cash available from the proceeds of the secured purchase agreement. If there are additional deficiencies that are in excess of the proceeds of the secured purchase agreement, and the Company is unable to obtain funds from the equity line of credit, management believes that the Company can limit its operations, defer payments to management and maintain its business at nominal levels until it can identify alternative sources of capital.

THE COMPANY FACES AGGRESSIVE COMPETITION IN MANY AREAS OF BUSINESS, AND THE BUSINESS WILL BE HARMED IF THE COMPANY FAILS TO COMPETE EFFECTIVELY.

         We encounter aggressive competition from numerous competitors in many areas of business. Many of our current and potential competitors have longer operating histories, greater name recognition and substantially greater financial, technical and marketing resources than we have. We may not be able to compete effectively with these competitors. In addition, new competitors may emerge, and entire product lines may be threatened by new technologies or market trends that reduce the value of these product lines.

WE MAY NOT BE ABLE TO ACCESS SUFFICIENT FUNDS WHEN NEEDED.

         We are dependent on external financing to fund our operations. Our financing needs are expected to be provided through the sale of Class A Common Stock to Cornell Capital Partners in connection with an equity line of credit.

         Cornell Capital Partners will be obligated to purchase shares of Class A Common Stock only upon the satisfaction of certain conditions being met by the Company, including having the resale registration statement relating to such Class A Common Stock declared effective. If the Company cannot satisfy the requirements for Cornell Capital Partners to purchase the Class A Common Stock, we will not have sufficient capital resources to operate our business, and we have no current plans to obtain other financing. If we obtain the equity line of credit, we cannot assure you that we will be able to access such financing in sufficient amounts or at all when needed. Our inability to obtain sufficient financing would have an immediate material adverse effect on us, our financial condition and our business.

OUR OBLIGATIONS UNDER THE SECURITIES PURCHASE AGREEMENT ARE SECURED BY SUBSTANTIALLY ALL OF OUR ASSETS.

         Our obligations under the securities purchase agreement to Cornell Capital Partners are secured by substantially all of our assets. As a result, if we default under the terms of the securities purchase agreement, Cornell Capital Partners could foreclose its security interest and liquidate all of our assets. This would cause operations to cease.

JEROME MAHONEY, THE NON-EXECUTIVE CHAIRMAN OF THE BOARD, AND MARK MELLER, THE CHIEF EXECUTIVE OFFICER, MAY EACH HAVE, BOTH INDIVIDUALLY AND/OR JOINTLY, CONTROL OVER THE MANAGEMENT AND DIRECTION OF THE COMPANY.

         Mr. Mahoney and Mr. Meller will each own 47% of the Company, and will, upon the successful completion of the registration of the Company's stock, further have the right to convert $750,000 of indebtedness each into 750,000 shares of the Company's Class B Common Stock, which Class B Stock is convertible into the number of shares of Class A Common Stock determined by dividing the number of shares of Class B Common Stock being converted by a 50% discount of the lowest price at which the Company had ever issued its Class A Common Stock. There is no limitation on the number of shares of Class A Common

Stock we may be required to issue to Mr. Mahoney or Mr. Meller upon the conversion of this indebtedness. Each share of Class B Common Stock has voting rights equal to 100 shares of Class A Common Stock. If Mr. Mahoney or Mr. Meller converts his indebtedness into 750,000 shares of Class B Common Stock, they will each have voting rights equal to 75,000,000 shares of Class A Common Stock and will have control over the management and direction of the Company, including the election of directors, appointment of management and approval of actions requiring the approval of stockholders.

THE COMPANY'S MANAGEMENT TEAM IS NEW AND ITS WORKING RELATIONSHIPS ARE UNTESTED.

         We have only recently assembled our management team as part of the reverse merger and changes in our operating structure. Some members of our management team have worked with each other in the past, although at this time we cannot assess the effectiveness of their working relationships after the reverse merger. As a result, we may be unable to effectively develop and execute our merger or acquisition strategy and the Company, as a business, may fail.

Description of Property
-----------------------

         On June 1, 2005, OldMM2 entered into a sub-lease of an office at 750 Highway 34, Matawan, NJ with iVoice, Inc. The rent is on a month-to-month basis for $350 per month, and may be increased from time to time to pass on increases in rent and utilities paid by iVoice, Inc. Such sub-lease was assumed by the Company in connection with the Acquisition.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         The information required by Item 4 of Regulation S-B is incorporated herein by reference to the section titled "POST-ACQUISITION SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" on Schedule 14F-1 of the Company filed with the Securities and Exchange Commission on August 29, 2005.

Directors, Executive Officers, Promoters and Control Persons
------------------------------------------------------------

         The information required by Item 5 of Regulation S-B is incorporated herein by reference to the section titled "NEW DIRECTORS AND OFFICERS" on
Schedule 14F-1 of the Company filed with the Securities and Exchange Commission on August 29, 2005.

Executive Compensation
----------------------

         OldMM2 entered into employment agreements with Mr. Mahoney, as its Non-Executive Chairman of the Board and Mr. Meller, as its President and Board Member, as of December 15, 2004. Each of the employment agreements is for a term through December 31, 2011 and provides for annual compensation of $200,000 with an annual increase of 10%. In addition, each executive shall be entitled to company sponsored fringe benefits and annual bonuses in accordance with OldMM2 policies and plans in effect for Executive officers of OldMM(2). The executives shall also be granted stock options under OldMM2 stock option plan as adopted by the Board of Directors and the shareholders of OldMM2. The executives will each receive a $750,000 bonus for the successful completion of the registration of the Company's stock on Form S-1, SB-2 and any other such form of registration statement is declared effective by the Securities and

Exchange Commission. This bonus shall be paid in a lump sum on the date of the registration statement in declared effective, or alternately, at the discretion of the Company and with the agreement of the Executive, in shares of the Company's Class B Common Stock. Each of these obligations was assumed by the Company in connection with the Acquisition.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION
                                           ------------------------------------
                                                                   OTHER ANNUAL                    ALL OTHER
                                                         BONUS     COMPENSATION     LONG TERM    COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR      SALARY ($)    ($)          ($)        COMPENSATION        ($)
------------------------------   ------    -----------  -------    ------------   ------------   ------------
Mark Meller - President           2005     $108,333(1)     --          --             --              --
                                  2004         --          --          --             --              --
                                  2003         --          --          --             --              --

Jerome Mahoney - Non-Executive    2005     $108,333(1)     --          --             --              --
Chairman of the Board             2004         --          --          --             --              --
                                  2003         --          --          --             --              --

___________________
(1) Reflects compensation as of the fiscal year ended June 30.

Certain Relationships and Related Transactions
----------------------------------------------

         Reference is made to the employment and other arrangements with Mark Meller and Jerome Mahoney set forth under the heading "Executive Compensation" above. Reference is also made to the Company's lease agreement with iVoice, Inc., described under the heading "Description of Property" above. Mr. Mahoney is the President, Chief Executive Officer and a director of iVoice, Inc., and Mr. Meller is the President, Chief Executive Officer and Chief Financial Officer of iVoice Technology, Inc., an affiliate of iVoice, Inc.

Description of Securities
-------------------------

         The information required by Item 4 of Regulation S-B is incorporated herein by reference to the sections titled "WIEN (NJ) CLASS A COMMON", "WIEN
(NJ) CLASS B COMMON", and "WIEN (NJ) PREFERRED" on Schedule 14F-1 of the Company filed with the Securities and Exchange Commission on August 29, 2005.


SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

         Pursuant to the terms of the Acquisition Agreement, the Company issued 115,933,333 shares of its Class A Common Stock, no par value, and 10,000,000 shares of its Class B Common Stock, no par value, to the stockholders of OldMM2. The issuance was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof.

         Immediately after the closing of the Acquisition, the Company had 123,312,605 shares of Class A Common Stock and 10,000,000 Class B Common Stock outstanding.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On October 20, 2005, the Registrant dismissed its independent account, Hays & Company LLP. For the two most recent fiscal years: (i) the independent account's report did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles and
(ii) there were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. The decision to change accountants was authorized by the Registrant's Board of Directors. The Registrant has provided Hays & Company LLP with a copy of this Form 8-K prior to its filing and has requested that they furnish the Company with a letter addressed to the SEC stating whether Hays & Company LLP agrees with the above statements and, if not, stating the respects in which they do not agree. Hays & Company LLP has furnished that letter, and a copy of it is attached as an exhibit to the Form 8-K.



(b) On October 20, 2005, the Registrant engaged the independent accounting firm of Bagell, Josephs & Company, L.C.C. as principal accountant to audit the Registrant's financial statements for the fiscal year ended December 31, 2005.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT.

         Upon the closing of the Acquisition, the former stockholders of OldMM2 became the controlling stockholders of the Company as a result of their ownership of approximately 94.0 % of the outstanding shares of Class A Common Stock and 100% of the Class B Common Stock of the Company. In particular, Mr. Mahoney, a member of the board of directors, and Mr. Meller, President and Chief Executive Officer, will each own 47% of the outstanding shares of the Company Class A Common shares and each has the right to convert 5,000,000 shares of Class B Common Stock which are convertible into the number of shares of Class A Common Stock determined by dividing the number of shares of Class B Common Stock being converted by a 50% of the lowest price that the Company had ever issued its Class A Common Stock.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Upon the closing of the transactions contemplated by the Acquisition Agreement, all of the directors and officers of Wien (NJ) resigned their positions and Jerome Mahoney and Mark Meller were appointed to serve as the Directors of Wien (NJ), to serve until the next annual meeting of shareholders or until their respective successors are elected and qualified.

         Mr. Mahoney will serve as the Company's Non-Executive Chairman of the Board. Mr. Mahoney is the President, Chief Executive Officer and a director of iVoice, Inc. since May 21, 1999. Mr. Mahoney is also the Chairman of the Board of Trey Resources, Inc. and has been a director since January 1, 2002. He is also the Non-Executive Chairman of the Board of iVoice Technology, Inc., Deep Field Technologies, Inc. and SpeechSwitch, Inc. and has been a director of each since August 2004. Mr. Mahoney started at Executone Information Systems, a telephone systems manufacturer, and was Director of National Accounts from 1988 to 1989. In 1989, Mr. Mahoney founded Voice Express, Inc., a New York company that sold voicemail systems and telephone system service contracts and installed these systems. Mr. Mahoney sold Voice Express Systems in 1993. From 1993 to 1997, Mr. Mahoney was President of IVS Corp., and on December 17, 1997, he established International Voice Technologies, with which iVoice merged on May 21, 1999. Mr. Mahoney received a B.A. in finance and marketing from Fairleigh Dickinson University, Rutherford, N.J. in 1983.

         Mr. Meller will serve as the Company's President, Chief Executive Officer and Chief Financial Officer. Mr. Meller has also been the President, Chief Executive Officer and Chief Financial Officer of Trey Resources, Inc. and has been a director since September 2003. Mr. Meller is also the President, Chief Executive Officer and Chief Financial Officer of Deep Field Technologies, Inc. since October 1, 2004 and iVoice Technology, Inc. since August 29, 2005. Since 1988, Mr. Meller has been Chief Executive Officer of Bristol Townsend & Co., Inc., a New Jersey-based consulting firm providing merger and acquisition advisory services to middle market companies. From 1986 to 1988, Mr. Meller was Vice President of Corporate Finance and General Counsel of Crown Capital Group, Inc., a New Jersey-based consulting firm providing advisory services for middle market leveraged buy-outs (LBO's). Prior to 1986, Mr. Meller was a financial consultant and practiced law in New York City. He is a member of the New York State Bar.

         OldMM2 entered into two employment agreements with Mr. Mahoney, as its Non-Executive Chairman of the Board and Mr. Meller, as its President and Board Member, as of December 15, 2004. Each of the employment agreements is for a term through December 31, 2011 and provides for annual compensation of $200,000 with an annual increase of 10%. In addition, each executive shall be entitled to company sponsored fringe benefits and annual bonuses in accordance with OldMM2 policies and plans in effect for Executive officers of OldMM(2). The executives shall also be granted stock options under OldMM2 stock option plan as adopted by the Board of Directors and the shareholders of OldMM2. The executives will each receive a $750,000 bonus for the successful completion of the registration of the Company's stock on Form S-1, SB-2 and any other such form of registration statement is declared effective by the Securities and Exchange Commission. This bonus shall be paid in a lump sum on the date of the registration statement in declared effective, or alternately, at the discretion of the Company and with the agreement of the Executive, in shares of the Company's Class B Common Stock.

            The foregoing changes to the officers and directors of the Company were made pursuant to the terms of the Acquisition Agreement.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         The Company has acquired all the issued and outstanding shares of Class A Common Stock and Class B Common Stock of MM2 Group, Inc., a New Jersey company, pursuant to the terms of the Acquisition Agreement by and among the Company, Stephen Wien, MM2 Group, Inc. and MM2 Group, Inc. stockholders. Pursuant to the requirements of this document, we have attached in Exhibits 99.1 and 99.2 the audited financial statements of MM2 Group, Inc and the pro forma financial statements of the combined companies.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         MM2 Group, Inc. Audited Balance Sheet at June 30, 2005 and the related Statement of Operations, Statement of Stockholder's Equity (Deficit) and Statement of Cash Flows for the period December 8, 2004 (Inception) to June 30, 2005.

(b)      PRO FORMA FINANCIAL STATEMENTS

         Condensed Unaudited Pro Forma Balance Sheet at June 30, 2005 and the related Unaudited Statement of Operations for the years ended June 30, 2005 and 2004.

(d)      EXHIBITS

         3.1   Certificate of Incorporation*
         3.2   Amendment to the Certificate of Incorporation*
         3.3   By-laws of the Company.*
         10.1  Acquisition Agreement dated July 8, 2005.*
         10.2  First Amendment to Acquisition Agreement dates October 11, 2005*
         10.3  Consulting Agreement with Stephen S. Wien dated October 11, 2005*
         10.4  Employment Agreement with Mark Meller dated December 15, 2004*
         10.5  Employment Agreement with Jerome Mahoney dated December 15, 2004*
         10.6 Securities Purchase Agreement with Cornell Capital Partners, LP* dated April 1, 2005.*
         10.7 Investor Registration Rights Agreement with Cornell Capital Partners, LP dated April 1, 2005.*
         10.8 Standby Equity Distribution Agreement with Cornell Capital Partners, LP dated April 1, 2005.*
         10.9  Security Agreement with Cornell Capital Partners, LP, dated
               April 1, 2005.*
         10.10 Secured Convertible Debenture issued to Cornell Capital
               Partners, LP dated April 1, 2005.*
         10.11 Warrant issued to Cornell Capital Partners, LP dated April 1, 2005.*
         10.12 Escrow Agreement with Cornell Capital Partners, LP and David Gonzalez, Esq. dated April 1, 2005.*
         10.13 Irrevocable Transfer Agent Instructions with Cornell Capital Partners, LP dated April 1, 2005.*
         10.14 Placement Agent Agreement with Monitor Capital Inc. dated April 1, 2005.*
         10.15 Convertible Debenture Escrow Agreement with Cornell Capital Partners, LP and David Gonzalez, Esq. dated April 1, 2005.*
         10.16 Standby Equity Distribution Agreement Registration Rights Agreement with Cornell Capital Partners, LP dated April 1, 2005.*
         10.17 Convertible Debenture Escrow Agreement with Cornell Capital Partners, LP and David Gonzalez, Esq. dated April 1, 2005.*
         10.18 Assignment and Assumption Agreement and Consent*
         16.1  Letter from Hays & Company LLP.
         99.1  MM2 Group, Inc. audited financial statements dated June 30, 2005*
         99.2 Unaudited Pro Forma Financial Statements for the combined companies*

____________________________
*  To be filed by amendment.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MM2 Group, Inc
                                            ----------------------------------
                                            (Registrant)

Date:   October 25, 2005

                                        By: /s/ Mark Meller
                                            ----------------------------------
                                            Mark Meller
                                            President, Chief Executive Officer
                                            And Chief Financial Officer

                                INDEX OF EXHIBITS


3.1      Certificate of Incorporation*
3.2      Amendment to the Certificate of Incorporation*
3.3      By-laws of the Company.*
10.1     Acquisition Agreement dated July 8, 2005.*
10.2     First Amendment to Acquisition Agreement dates October 11, 2005*
10.3     Consulting Agreement with Stephen S. Wien dated October 11, 2005*
10.4     Employment Agreement with Mark Meller dated December 15, 2004*
10.5     Employment Agreement with Jerome Mahoney dated December 15, 2004*
10.6 Securities Purchase Agreement with Cornell Capital Partners, LP dated April 1, 2005.*
10.7 Investor Registration Rights Agreement with Cornell Capital Partners, LP dated April 1, 2005.*
10.8 Standby Equity Distribution Agreement with Cornell Capital Partners, LP dated April 1, 2005.*
10.9     Security Agreement with Cornell Capital Partners, LP, dated April 1,
         2005.*
10.10 Secured Convertible Debenture issued to Cornell Capital Partners, LP dated April 1, 2005.*
10.11    Warrant issued to Cornell Capital Partners, LP dated April 1, 2005.*
10.12 Escrow Agreement with Cornell Capital Partners, LP and David Gonzalez, Esq. dated April 1, 2005.*
10.13 Irrevocable Transfer Agent Instructions with Cornell Capital Partners, LP dated April 1, 2005.*
10.14    Placement Agent Agreement with Monitor Capital Inc. dated April 1,
         2005.*
10.15 Convertible Debenture Escrow Agreement with Cornell Capital Partners, LP and David Gonzalez, Esq. dated April 1, 2005.*
10.16 Standby Equity Distribution Agreement Registration Rights Agreement with Cornell Capital Partners, LP dated April 1, 2005.*
10.17 Convertible Debenture Escrow Agreement with Cornell Capital Partners, LP and David Gonzalez, Esq. dated April 1, 2005.*
10.18    Assignment and Assumption Agreement and Consent*
16.1     Letter from Hays & Company LLP.*
99.1     MM2 Group, Inc. audited financial statements dated June 30, 2005*
99.2     Unaudited Pro Forma Financial Statements for the combined companies*


____________________________
*  To be filed by amendment.